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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2006

                                 GSI GROUP INC.
             (Exact name of registrant as specified in its charter)

                              New Brunswick, Canada
                 (State or other jurisdiction of incorporation)

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
        000-25705                                        98-0110412
(Commission File Number)                    (I.R.S. Employer Identification No.)
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                 39 Manning Road, Billerica, Massachusetts 01821
          (Address of principal executive offices, including zip code)

                                 (978) 439-5511
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 5, 2006 GSI Group Corporation ("Company"), a wholly owned subsidiary of GSI Group Inc., sold a parcel of land and building located at 8401 Jefferson Highway, Maple Grove, Minnesota to SAgE Aggregation, LLC for $6,250,000, net of closing costs. The sale was completed on January 5, 2006. A copy of the Purchase and Sale Agreement is attached as Exhibit 10.1 and the Amendment to Purchase Agreement and Second Amendment to Purchase Agreement are attached as Exhibits 10.2 and 10.3; respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.
          Not required.

     (b)  Pro Forma Financial Information.
          Not required.

     (c)  Shell Company Transactions.
          Not required.

     (d)  Exhibits.

          10.1 Real Estate Purchase and Sale Agreement Between GSI Group Corporation and SAgE Aggregation, LLC

          10.2 Amendment to Purchase Agreement

          10.3 Second Amendment to Purchase Agreement

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GSI GROUP INC.
                                        (Registrant)


Date: January 10, 2006                  By: /s/ Daniel J. Lyne
                                            ------------------------------------
                                            Daniel J. Lyne
                                            Vice President and General Counsel

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                                  EXHIBIT INDEX

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
Exhibit No.                          Description
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
    10.1 Real Estate Purchase and Sale Agreement Between GSI Group Corporation and SAgE Aggregation, LLC

    10.2      Amendment to Purchase Agreement

    10.3      Second Amendment to Purchase Agreement
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